UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2007

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2007, the Compensation and Benefits Committee of the Board of Directors of Penn Virginia Corporation (the “Company”) approved the Company’s Third Amended and Restated 1999 Employee Stock Incentive Plan (the “Plan”) effective as of February 27, 2007 subject to shareholder approval at the Company’s 2007 Annual Meeting to be held on May 8, 2007.

Subject to shareholder approval, the Plan will be amended to increase the maximum number of shares of the Company’s common stock issuable thereunder from 1,600,000 to 2,600,000 and to extend the termination date of the Plan from December 2, 2008 to December 31, 2013.

On April 30, 2007, the Compensation and Benefits Committee of the Board of Directors of the Company approved Amendment Number 1 to the Plan (the “Amendment”). The Amendment shall become effective immediately upon shareholder approval of the Plan. The Amendment limits the number of shares of common stock of the Company that may be granted under the Plan pursuant to restricted stock awards to an aggregate of 100,000 shares. In addition, the Amendment provides that any shares of common stock of the Company tendered to or withheld by the Company in connection with the exercise of options under the Plan, or the payment of tax withholding on any option or restricted stock award under the Plan, shall not be available for future issuance under the Plan. Lastly, the Amendment will correct inadvertent errors in the Plan to make it internally consistent with the extension of the termination date on which the shareholders are voting.

A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Penn Virginia Corporation Third Amended and Restated 1999 Employee Stock Incentive Plan.

10.2	Amendment Number 1 to the Penn Virginia Corporation Third Amended and Restated 1999 Employee Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2007

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Nancy M. Snyder
Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	Penn Virginia Corporation Third Amended and Restated 1999 Employee Stock Incentive Plan.

10.2	Amendment Number 1 to the Penn Virginia Corporation Third Amended and Restated 1999 Employee Stock Incentive Plan.